                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 25
Dividend Reinvestment Plan....................... 26

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


/s/ Richard F. Powers, III             /s/ Dennis J. McDonnell
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Investment Advisory         Van Kampen Investment Advisory
Corp.                                  Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[GRAPH]

97Q3                                                                              4.0
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.7
99Q4                                                                              5.8

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                          VAN KAMPEN HIGH INCOME TRUST
                           (NYSE TICKER SYMBOL--VIT)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1).............  (21.20%)
One-year total return based on NAV(2)......................   (1.60%)

 DISTRIBUTION RATE

Distribution rate as a % of closing common stock
price(3)...................................................   14.40%

 SHARE VALUATIONS

Net asset value............................................    $5.10
Closing common stock price.................................    $4.50
One-year high common stock price (02/09/99)................  $6.6875
One-year low common stock price (12/17/99).................   $4.250
Preferred share rate(4)....................................   6.249%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW
                          VAN KAMPEN HIGH INCOME TRUST

We recently spoke with representatives of the adviser of the Van Kampen High Income Trust about the key events and economic forces that shaped the markets during the past year. Peter Ehret, portfolio manager, has managed the Trust since June 1, 1999, and worked in the investment industry since 1988. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the one-year period ended December 31, 1999.

   Q COULD YOU DESCRIBE THE CONDITIONS IN THE BOND MARKET DURING THE REPORTING PERIOD?

   A The high-yield market proved to be one of the best-performing sectors of the domestic bond market during a poor year for fixed-income securities. Rising interest rates and concerns about inflation from a thriving economy caused the domestic fixed-income markets to decline significantly during 1999. Because the high-yield market typically displays lower sensitivity to interest rates than other areas of the fixed-income markets, high-yield securities were able to outperform Treasury, mortgage, and investment-grade corporate bonds, despite having a relatively poor year themselves.
    Credit problems and excess supply were among the major issues weighing down the high-yield market, and the Trust was not spared from erosion of market value. Credit problems mounted significantly in 1999, and as perceptions of credit risk increased, yields increased and bond values fell. Although the number of bond issuers in financial distress or bankruptcy increased during 1999, the trend appeared to be leveling off by year-end. The high-yield market as a whole appeared to be on the upswing by the end of the reporting period. Excess supply was mitigated as investors' interest in this asset class heightened, new bond issuance slowed, and the market grew more confident that the date rollover to year 2000 was not going to present serious computer problems. The year closed on a high note, as November and December provided some of the year's best returns.

   Q  WHAT SECTORS PERFORMED WELL IN THIS ENVIRONMENT?

   A Once again, the telecommunications sector saw tremendous new issuance and outperformed other sectors as the industry grew during the year. Various portfolio constraints limit the Trust's ability to invest in this sector.
However, we were able to purchase some attractive telecommunications securities throughout the year that contributed to performance. At the end of the reporting period, telecommunications represented 10.7 percent of the portfolio's long-term holdings.
    Other top-performing sectors that benefited the Trust included gaming and commodity-oriented sectors such as energy and paper. Commodities generally experienced a turnaround during the year, with higher oil and paper prices underpinning the recoveries. For additional portfolio highlights, please refer to page 8.

   Q WILL YOU TRY TO INCREASE YOUR EXPOSURE TO TELECOMMUNICATIONS AND OTHER SECTORS GOING FORWARD?

   A Yes, as long as our research supports doing so. However, the Trust is constrained in its telecommunications sector holdings because of the quality and structure of many telecommunications issues. During 1999, we achieved a policy change with the major credit-rating agencies that now allows a broader range of issues to be introduced to the Trust. We are in the process of taking advantage of this opportunity and expect to invest more in telecommunications.

   Q OTHER THAN SECTOR LIMITATIONS, WERE THERE ANY DISAPPOINTMENTS DURING THE YEAR?

   A As we mentioned earlier, the high-yield market saw an increase in credit erosion in 1999. Some credit problems had a negative impact on the Trust during the year, although these effects were partially mitigated by diversification and credit selection. We were disappointed with some holdings in the supermarket and food sectors, which are currently experiencing limited growth despite the economic expansion. Some of these issues experienced credit problems that negatively affected the Trust's total return, so we will be closely monitoring these holdings in the coming months. We also experienced significant deterioration in some chemical sector investments, although we saw some recovery by year-end.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST?

   A We focused on increasing the portfolio's diversification throughout the year. To accomplish this, we selectively reduced our holdings in the chemicals sector and purchased bonds in smaller blocks to allow the portfolio to participate in a wider range of sectors and issues, including telecommunications. We also purchased some foreign securities during the year, which benefited the Trust as emerging-market and European high-yield issues outperformed the domestic market. In addition, we sold some of the bonds in the portfolio that were valued at a premium to their face value and invested the proceeds in a broader range of sectors and issues. In some instances, we used the proceeds from the premium sales to purchase discount bonds.
    To help cushion the Trust's net asset value in this volatile market, we purchased bonds with shorter maturities and higher credit quality. We also reduced risk potential by increasing the portfolio's sector and issue diversification, which we believe will reduce the consequences of individual credit failures.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the Trust's limited participation in high-performing sectors such as telecommunications. In addition, the Trust's leverage component hurt its performance during the period. Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases we experienced during the reporting period and magnified the weak performance of the high-yield market. For the one-year period ended December 31, 1999, the Trust returned -21.20 percent(1) based on market price. This reflects a decrease in market price from $6.375 per share on December 31, 1998, to $4.50 per share on December 31, 1999.
    The Trust continued to provide shareholders with an attractive dividend, although the dividend rate was decreased in November. The adjustment can be attributed to a combination of credit problems, declining bond prices, and an increase in short-term interest rates, which raised the cost of leverage for the Trust. The current monthly dividend of $0.054 per share translates to a distribution rate of 14.4 percent(3) based on the Trust's closing market price on December 31, 1999. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future results.

   Q  WHAT DO YOU SEE AHEAD FOR THE HIGH-YIELD MARKET AND THE TRUST?

   A With year 2000 computer concerns largely behind us, we expect to see increased issuance in the high-yield market. We plan to maximize our new ability to invest in a greater range of issues and attractive sectors such as telecommunications, and we will continue to reduce the Trust's exposure to the chemical sector in line with our diversification efforts. Overall, we will continue to apply our research-intensive selection process and evaluate bonds on a case-by-case basis to find those that we believe can add the most value to the portfolio.

                               GLOSSARY OF TERMS

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

LEVERAGE: A process employed by the Trust that involves borrowing money at short-term interest rates by issuing preferred shares. The proceeds are then invested in longer-term bonds, which typically pay higher rates. The difference between the long-term rates earned by the Trust and the short-term rates paid on the preferred shares is passed along to shareholders in the Trust's dividend. Common shareholders typically benefit from leverage when short-term interest rates decline. However, a rise in short-term rates would have a negative effect by raising the Trust's borrowing costs and possibly affecting the dividend and price of common shares.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

                              PORTFOLIO HIGHLIGHTS

                          VAN KAMPEN HIGH INCOME TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
[GRAPH]

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
Telecommunications                                                          10.7                               14.4
Printing, Publishing, & Broadcasting                                         8.8                                8.3
Chemical                                                                     8.8                                4.5
Oil & Gas                                                                    7.7                                8.1
Automobile                                                                   6.9                                1.4

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
DECEMBER 1989 THROUGH DECEMBER 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Dec 1989                                                                   7.3750                             7.4900
                                                                           7.6250                             7.3800
                                                                           6.5000                             6.7200
                                                                           7.2500                             6.7900
                                                                           6.8750                             6.6200
                                                                           6.1250                             6.6600
                                                                           6.7500                             6.6500
                                                                           7.1250                             6.7300
                                                                           6.0000                             6.0700
                                                                           4.8750                             5.3600
                                                                           4.2500                             4.7100
                                                                           4.2500                             4.6900
Dec 1990                                                                   4.1250                             4.6200
                                                                           4.2500                             4.6400
                                                                           5.1250                             5.0900
                                                                           5.3750                             5.4300
                                                                           5.8750                             5.6100
                                                                           5.3750                             5.5600
                                                                           5.6250                             5.6900
                                                                           6.0000                             5.8100
                                                                           6.0000                             5.8400
                                                                           6.2500                             5.8900
                                                                           6.2500                             6.0100
                                                                           6.1250                             5.9600
Dec 1991                                                                   6.8750                             5.9200
                                                                           7.1250                             6.2100
                                                                           7.1250                             6.3000
                                                                           7.3750                             6.3200
                                                                           7.7500                             6.4100
                                                                           7.6250                             6.3800
                                                                           8.0000                             6.3400
                                                                           7.8750                             6.4300
                                                                           7.8750                             6.4300
                                                                           7.8750                             6.4300
                                                                           7.5000                             6.2400
                                                                           7.5000                             6.2300
Dec 1992                                                                   7.2500                             6.2300
                                                                           7.7500                             6.3800
                                                                           8.1250                             6.5100
                                                                           8.0000                             6.6300
                                                                           8.0000                             6.6000
                                                                           8.1250                             6.5600
                                                                           8.3750                             6.7600
                                                                           8.3750                             6.7500
                                                                           8.3750                             6.7000
                                                                           8.3750                             6.6600
                                                                           8.6250                             6.7300
                                                                           8.2500                             6.7100
Dec 1993                                                                   8.1250                             6.7400
                                                                           8.5000                             6.8200
                                                                           8.5000                             6.7500
                                                                           7.6250                             6.3300
                                                                           7.7500                             6.1900
                                                                           7.8750                             6.1400
                                                                           8.0000                             6.0600
                                                                           7.3750                             5.9700
                                                                           7.6250                             5.9000
                                                                           7.0000                             5.8500
                                                                           6.8750                             5.7900
                                                                           6.3750                             5.5800
Dec 1994                                                                   5.5000                             5.6200
                                                                           5.7500                             5.6300
                                                                           6.0000                             5.8200
                                                                           6.1250                             5.8400
                                                                           6.1250                             5.9900
                                                                           6.7500                             6.1000
                                                                           6.6250                             6.0700
                                                                           6.5000                             6.1400
                                                                           6.6250                             6.1000
                                                                           6.3750                             6.1200
                                                                           6.5000                             6.1400
                                                                           6.7500                             6.1300
Dec 1995                                                                   6.3750                             6.1900
                                                                           6.6250                             6.2900
                                                                           6.6250                             6.2700
                                                                           6.7500                             6.1600
                                                                           6.5000                             6.1200
                                                                           6.6250                             6.1100
                                                                           6.5000                             6.0500
                                                                           6.6250                             6.0300
                                                                           6.7500                             6.1000
                                                                           6.8750                             6.2000
                                                                           6.7500                             6.2100
                                                                           6.7500                             6.2900
Dec 1996                                                                   6.7500                             6.3500
                                                                           6.8750                             6.3400
                                                                           7.0000                             6.4200
                                                                           6.7500                             6.2200
                                                                           6.8750                             6.2100
                                                                           7.0000                             6.3200
                                                                           7.3130                             6.3600
                                                                           7.4380                             6.4600
                                                                           7.3750                             6.4100
                                                                           7.3130                             6.4900
                                                                           7.4380                             6.4200
                                                                           7.3750                             6.4400
Dec 1997                                                                   7.3750                             6.4700
                                                                           7.5000                             6.5500
                                                                           7.4380                             6.5100
                                                                           7.3130                             6.5300
                                                                           6.8750                             6.4900
                                                                           7.2500                             6.4700
                                                                           7.0000                             6.4400
                                                                           6.9380                             6.4500
                                                                           5.7500                             5.9600
                                                                           6.3130                             5.8900
                                                                           6.6250                             5.6600
                                                                           6.8750                             5.9700
Dec 1998                                                                   6.3750                             5.8600
                                                                           6.4375                             5.8700
                                                                           6.5000                             5.6800
                                                                           6.4375                             5.7000
                                                                           6.5000                             5.7200
                                                                           6.3750                             5.6000
                                                                           6.3750                             5.4900
                                                                           6.4375                             5.4100
                                                                           6.3750                             5.2900
                                                                           5.9375                             5.1600
                                                                           5.4375                             5.0200
                                                                           5.0000                             5.0600
Dec 1999                                                                   4.5000                             5.1000

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                          VAN KAMPEN HIGH INCOME TRUST

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM DEBT SECURITIES

AS OF DECEMBER 31, 1999
[PIE CHART]

                                                                        AS OF DECEMBER 31, 1999
                                                                        -----------------------
BBB/Baa                                                                           4.5
BB/Ba                                                                            36.2
B/B                                                                              55.1
CCC/Caa and below                                                                 4.2

AS OF DECEMBER 31, 1998
[PIE CHART]

                                   A/A TO                                                                CCC/CAA AND
                                   AAA/AAA           BBB/BAA            BB/BA              B/B              BELOW
                                   -------           -------            -----              ---           -----------
As of December 31, 1999             2.50              7.40              33.70             54.50             0.40


                                  NON-RATED
                                  ---------
As of December 31, 1999             1.50

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY
FOR THE PERIOD ENDED DECEMBER 31, 1999
[BAR GRAPH]

                                                                           MONTHLY DIVIDEND
                                                                           ----------------
Jan 1999                                                                        0.0560
Feb 1999                                                                        0.0560
Mar 1999                                                                        0.0560
Apr 1999                                                                        0.0560
May 1999                                                                        0.0560
Jun 1999                                                                        0.0560
Jul 1999                                                                        0.0560
Aug 1999                                                                        0.0560
Sep 1999                                                                        0.0560
Oct 1999                                                                        0.0560
Nov 1999                                                                        0.0540
Dec 1999                                                                        0.0540

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CORPORATE BONDS  90.6%
         AEROSPACE & DEFENSE  2.3%
$1,700   Dyncorp..............................     9.500%     03/01/07    $  1,487,500
 1,500   Sequa Corp...........................     9.000      08/01/09       1,455,000
                                                                          ------------
                                                                             2,942,500
                                                                          ------------
         AUTOMOBILE  6.3%
 1,520   Aetna Industries, Inc. ..............    11.875      10/01/06       1,558,000
   300   Cambridge Industries, Inc. ..........    10.250      07/15/07         127,500
 2,530   JPS Automotive Products Corp. .......    11.125      06/15/01       2,542,650
 2,750   Lear Seating Corp. ..................     8.250      02/01/02       2,722,500
   375   Venture Holdings, Inc. ..............     9.500      07/01/05         335,625
   900   Venture Holdings, Inc. ..............    12.000      06/01/09         805,500
                                                                          ------------
                                                                             8,091,775
                                                                          ------------
         BEVERAGE, FOOD & TOBACCO  3.6%
   550   Canandaigua Brands, Inc. ............     8.625      08/01/06         549,313
 1,035   Chiquita Brands International,
         Inc. ................................    10.000      06/15/09         755,550
 1,100   Coca Cola Femsa S.A. (Mexico)........     8.950      11/01/06       1,102,750
   575   National Wine & Spirits, Inc. .......    10.125      01/15/09         587,937
 1,700   Pepsi Gemex S. A. (Mexico)...........     9.750      03/30/04       1,632,000
                                                                          ------------
                                                                             4,627,550
                                                                          ------------
         BUILDINGS & REAL ESTATE  1.4%
   525   Engle Homes, Inc. ...................     9.250      02/01/08         477,750
   567   Intrawest Corp. .....................     9.750      08/15/08         558,495
   825   Webb (Del E.) Corp. .................    10.250      02/15/10         796,125
                                                                          ------------
                                                                             1,832,370
                                                                          ------------
         CHEMICAL  8.0%
   975   Acetex Corp. (Canada)................     9.750      10/01/03         892,125
 2,240   Agriculture Minerals & Chemicals,
         Inc. ................................    10.750      09/30/03       1,590,400
   660   American Pacific Corp. ..............     9.250      03/01/05         666,600
 1,110   Equistar Chemicals L.P. .............     8.500      02/15/04       1,108,613
 2,891   Huntsman Polymers Corp. .............    11.750      12/01/04       3,035,550
 1,479   ISP Holdings, Inc. ..................     9.750      02/15/02       1,490,092
 1,850   Pioneer Americas Acquisition
         Corp. ...............................     9.250      06/15/07       1,480,000
                                                                          ------------
                                                                            10,263,380
                                                                          ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CONTAINERS, PACKAGING & GLASS  5.0%
$  850   Fonda Group, Inc. ...................     9.500%     03/01/07    $    716,125
 1,130   Printpack, Inc. .....................    10.625      08/15/06       1,090,450
 1,400   Radnor Holdings, Inc. ...............    10.000      12/01/03       1,407,000
 1,350   S.D. Warren Co. .....................    12.000      12/15/04       1,417,500
 1,855   Sweetheart Cup, Inc. ................     9.625      09/01/00       1,845,725
                                                                          ------------
                                                                             6,476,800
                                                                          ------------
         DIVERSIFIED/CONGLOMERATE
         MANUFACTURING  0.9%
 1,350   Communications & Power Industries,
         Inc. ................................    12.000      08/01/05       1,123,875
                                                                          ------------
         ELECTRONICS  1.5%
 1,925   Advanced Micro Devices, Inc. ........    11.000      08/01/03       1,915,375
 1,300   DecisionOne Corp. (c)................     9.750      08/01/07          11,375
                                                                          ------------
                                                                             1,926,750
                                                                          ------------
         FINANCE  4.4%
 2,050   Americredit Corp. ...................     9.250      02/01/04       2,065,375
 1,200   Contifinancial Corp. ................     8.375      08/15/03         132,000
   550   Port Arthur Finance Corp.,
         144A Private Placement (b)...........    12.500      01/15/09         558,250
 3,050   Vicap S.A. (Mexico)..................    10.250      05/15/02       2,950,875
                                                                          ------------
                                                                             5,706,500
                                                                          ------------
         GROCERY  4.2%
 1,160   Disco S.A. (Argentina)...............     9.125      05/15/03       1,058,500
   350   Fleming Cos., Inc. ..................    10.625      12/15/01         353,500
 1,550   Fleming Cos., Inc. ..................    10.500      12/01/04       1,429,875
 1,570   Jitney Jungle Stores America, Inc.
         (c)..................................    12.000      03/01/06         384,650
 1,760   Pantry, Inc. ........................    10.250      10/15/07       1,716,000
   575   Pathmark Stores, Inc. ...............     9.625      05/01/03         434,125
                                                                          ------------
                                                                             5,376,650
                                                                          ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         HEALTHCARE  3.4%
$  650   Fisher Scientific International,
         Inc. ................................     7.125%     12/15/05    $    583,375
 1,500   Fresenius Medical Care Capital
         Trust................................     9.000      12/01/06       1,477,500
   570   Health South Rehab Corp. ............     9.500      04/01/01         552,900
   680   Iasis Healthcare Corp., 144A Private
         Placement (b)........................    13.000      10/15/09         702,100
 1,100   Tenet Healthcare Corp. ..............     8.625      01/15/07       1,064,250
                                                                          ------------
                                                                             4,380,125
                                                                          ------------
         HOTEL, MOTEL, INNS & GAMING  3.9%
   260   Agrosy Gaming Co. ...................    10.750      06/01/09         274,300
   540   Booth Creek Ski Holdings, Inc. ......    12.500      03/15/07         391,500
   848   Boyd Gaming Corp. ...................     9.250      10/01/03         852,240
   825   Casino Magic Louisiana Corp. ........    13.000      08/15/03         913,688
   255   Hollywood Casino Shreveport,
         144A Private Placement (b)...........    13.000      08/01/06         275,400
   450   Majestic Star Casino LLC.............    10.875      07/01/06         437,625
 1,400   Mohegan Tribal Gaming Authority......     8.125      01/01/06       1,365,000
   560   Park Place Entertainment.............     8.500      11/15/06         558,600
                                                                          ------------
                                                                             5,068,353
                                                                          ------------
         LEISURE/ENTERTAINMENT  2.2%
 2,750   Selmer, Inc. ........................    11.000      05/15/05       2,901,250
                                                                          ------------
         MINING, STEEL, IRON & NON-PRECIOUS
         METAL  3.8%
 1,100   GS Technologies Operating, Inc. .....    12.250      10/01/05         506,000
   225   Kaiser Aluminum & Chemical, Inc. ....     9.875      02/15/02         226,125
 1,130   Kaiser Aluminum & Chemical, Inc. ....    10.875      10/15/06       1,144,125
   350   Renco Steel Holdings, Inc. ..........    10.875      02/01/05         306,250
 2,650   WCI Steel, Inc. .....................    10.000      12/01/04       2,709,625
                                                                          ------------
                                                                             4,892,125
                                                                          ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         OIL & GAS  7.0%
$1,550   Benton Oil & Gas, Inc. ..............    11.625%     05/01/03    $  1,123,750
   300   Cheasapeake Energy Corp. ............     9.625      05/01/05         284,250
 1,000   Frontier Oil Corp. ..................    11.750      11/15/09         986,250
 1,507   Giant Industries, Inc. ..............     9.750      11/15/03       1,473,093
 1,390   Giant Industries, Inc. ..............     9.000      09/01/07       1,292,700
 2,270   KCS Energy, Inc. (c).................    11.000      01/15/03       1,759,250
   575   Petroleos Mexicanos Pemex (Mexico)...     8.799      01/15/00         565,685
 1,000   Pride Petroleum Services, Inc. ......     9.375      05/01/07       1,007,500
   850   Universal Compression, Inc. (a)......   0/9.875      02/15/03         531,250
                                                                          ------------
                                                                             9,023,728
                                                                          ------------
         PAPER  1.3%
 1,680   Repap New Brunswick, Inc. ...........     9.000      06/01/04       1,638,000
                                                                          ------------
         PRINTING, PUBLISHING &
         BROADCASTING  8.0%
   550   Adelphia Communications Corp. .......     9.250      10/01/02         555,500
   200   Classic Cable, Inc. .................     9.375      08/01/09         194,000
 1,200   CSC Holdings, Inc. ..................    10.500      05/15/16       1,332,000
 1,100   Grupo Televisa, Inc., S.A.
         (Mexico).............................    11.375      05/15/03       1,174,250
 1,100   Grupo Televisa, Inc., S.A.
         (Mexico).............................    11.875      05/15/06       1,174,250
 1,000   International Cabletel, Inc. (a).....  0/12.750      04/15/05       1,010,000
   750   International Cabletel, Inc. (a).....  0/11.500      02/01/06         686,250
   905   James Cable Partners L.P. ...........    10.750      08/15/04         911,787
 1,500   K-III Communications Corp. ..........    10.250      06/01/04       1,563,750
   700   Northland Cable Television, Inc. ....    10.250      11/15/07         705,250
   950   Young Broadcasting, Inc. ............    11.750      11/15/04         997,500
                                                                          ------------
                                                                            10,304,537
                                                                          ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         PRODUCER MANUFACTURING  3.6%
$  200   Associated Materials, Inc. ..........     9.250%     03/01/08    $    197,000
   500   Carpenter W. R., Inc. ...............    10.625      06/15/07         287,500
 1,000   Cemex S. A., 144A Private Placement
         (Mexico) (b).........................     9.250      06/17/02       1,020,000
   580   Federal Mogul Corp. .................     7.500      07/01/04         550,275
   265   Juno Lighting, Inc. .................    11.875      07/01/09         247,775
   850   Numatics, Inc. ......................     9.625      04/01/08         641,750
 1,550   Ucar Global Enterprises, Inc. .......    12.000      01/15/05       1,631,375
                                                                          ------------
                                                                             4,575,675
                                                                          ------------
         RETAIL  2.0%
   200   Big 5 Corp. .........................    10.875      11/15/07         198,000
   600   Community Distributors, Inc. ........    10.250      10/15/04         513,000
   500   Hosiery Corp. of America, Inc. ......    13.750      08/01/02         522,500
   570   K Mart Corp. ........................     8.375      12/01/04         568,575
    75   Musicland Group, Inc. ...............     9.000      06/15/03          71,625
   825   Musicland Group, Inc. ...............     9.875      03/15/08         746,625
                                                                          ------------
                                                                             2,620,325
                                                                          ------------
         TELECOMMUNICATIONS  9.5%
   490   Airgate PCS, Inc. ...................  *             10/01/09         323,400
   220   Airgate PCS, Inc. ...................  *             10/01/09         125,400
 1,330   Capstar Broadcasting Partners........     9.250      07/01/07       1,383,200
 1,100   EZ Communications, Inc. .............     9.750      12/01/05       1,160,500
   755   Global Crossing Holdings Limited,
         144A Private Placement (b)...........     9.125      11/15/06         749,337
   300   Globenet Communications Group Ltd.,
         144A Private Placement (Bermuda)
         (b)..................................    13.000      07/15/07         307,500
 1,300   Gray Communications Systems, Inc. ...    10.625      10/01/06       1,345,500
   600   Intermedia Communications of Florida,
         Inc. ................................    13.500      06/01/05         678,000
   250   Intermedia Communications, Inc. .....     8.875      11/01/07         235,000
 1,230   Intermedia Communications, Inc. .....     8.600      06/01/08       1,140,825
   565   IXC Communications, Inc. ............     9.000      04/15/08         571,356
 1,100   McLeod USA, Inc. ....................     8.375      03/15/08       1,050,500
   400   Metromedia Fiber Network, Inc. ......    10.000      12/15/09         412,000

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         TELECOMMUNICATIONS (CONTINUED)
$  600   Nextlink Communications, Inc.,
         144A Private Placement (b)...........    10.500%     12/01/09    $    612,000
 1,230   Pegasus Communications Corp. ........     9.625      10/15/05       1,223,850
   175   Philippine Long Distance Telephone
         (Philippines)........................    10.500      04/15/09         175,438
   325   Telefonica De Argentina S. A., 144A
         Private Placement (Argentina) (b)....     9.875      07/01/02         324,188
   405   Voicestream Wire.....................    10.375      11/15/09         418,162
                                                                          ------------
                                                                            12,236,156
                                                                          ------------
         TECHNOLOGY  0.5%
   350   PSINet, Inc. ........................    10.000      02/15/05         347,375
   300   Williams Communications Corp. .......    10.700      10/01/07         314,625
                                                                          ------------
                                                                               662,000
                                                                          ------------
         TEXTILES  2.2%
 1,635   Dan River, Inc. .....................    10.125      12/15/03       1,651,350
 1,905   Pillowtex Corp. .....................    10.000      11/15/06         885,825
   550   Scovill Fasteners, Inc. .............    11.250      11/30/07         261,250
                                                                          ------------
                                                                             2,798,425
                                                                          ------------
         TRANSPORTATION  3.9%
   565   Cenargo International PLC (United
         Kingdom).............................     9.750      06/15/08         473,187
 1,275   Continental Airlines, Inc............     9.500      12/15/01       1,294,125
 1,220   Greyhound Lines, Inc. ...............    11.500      04/15/07       1,378,600
   825   International Shipholding Corp. .....     9.000      07/01/03         804,375
   567   Northwest Airlines Corp. ............     8.375      03/15/04         539,359
   570   Stena AB (Sweden)....................    10.500      12/15/05         524,400
                                                                          ------------
                                                                             5,014,046
                                                                          ------------
         UTILITIES  1.7%
 1,475   AES Corp. ...........................     9.500      06/01/09       1,493,438
   134   Midland Cogeneration Venture.........    10.330      07/23/02         140,508
 1,100   National Energy Group, Inc. (c)......    10.750      11/01/06         528,000
                                                                          ------------
                                                                             2,161,946
                                                                          ------------
TOTAL CORPORATE BONDS  90.6%..........................................     116,644,841
                                                                          ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

Description                                                                    Market Value
-------------------------------------------------------------------------------------------
EQUITIES  0.3%
  Hosiery Corp. of America, Inc., (500 common shares)
  144A Private Placement (b)...............................................    $     20,250
  Intermedia Communications of Florida, Inc., (600 common stock warrants)
  144A Private Placement (b)...............................................          87,729
  NTL, Inc., (1,662 common stock warrants)
  144A Private Placement (b)...............................................         221,096
  Star Gas Partners L. P. (264 limited partnership units)..................           3,498
  Urohealth Systems, Inc., (675 common stock warrants)
  144A Private Placement (b)...............................................               7
                                                                               ------------
TOTAL EQUITIES.............................................................         332,580
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  90.9%
  (Cost $128,429,051)......................................................     116,977,421
REPURCHASE AGREEMENT  7.4%
  State Street Bank and Trust
  (Collateralized by U.S. Treasury Note, $8,505,000 par,
  7.875% coupon, due 02/15/21, dated 12/31/99,
  to be sold on 01/03/00 at $9,578,594) (Cost $9,576,000) .................       9,576,000
                                                                               ------------
TOTAL INVESTMENTS  98.3%
  (Cost $138,005,051)......................................................     126,553,421
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%................................       2,221,519
                                                                               ------------
NET ASSETS  100.0%.........................................................    $128,774,940
                                                                               ============

 *  Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Non-income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $138,005,051).......................  $126,553,421
Cash........................................................           410
Interest Receivable.........................................     2,749,385
Other.......................................................         7,438
                                                              ------------
      Total Assets..........................................   129,310,654
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions--Common and Preferred Shares.........       164,329
  Investment Advisory Fee...................................        81,703
  Preferred Share Maintenance...............................        60,292
  Affiliates................................................        12,991
Trustees' Deferred Compensation and Retirement Plans........       109,770
Accrued Expenses............................................       106,629
                                                              ------------
      Total Liabilities.....................................       535,714
                                                              ------------
NET ASSETS..................................................  $128,774,940
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 1,000,000 shares
  authorized, 588 shares outstanding with liquidation
  preference of $100,000 per share).........................  $ 58,800,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  13,710,760 shares issued and outstanding).................       137,108
Paid in Surplus.............................................    87,204,724
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (380,691)
Accumulated Net Realized Loss...............................    (5,534,571)
Net Unrealized Depreciation.................................   (11,451,630)
                                                              ------------
      Net Assets Applicable to Common Shares................    69,974,940
                                                              ------------
NET ASSETS..................................................  $128,774,940
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($69,974,940 divided by
  13,710,760 shares outstanding)............................  $       5.10
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 13,041,587
Other.......................................................         391,903
                                                                ------------
    Total Income............................................      13,433,490
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,000,912
Preferred Share Maintenance.................................         161,944
Trustees' Fees and Related Expenses.........................          21,775
Custody.....................................................          16,874
Legal.......................................................           9,695
Other.......................................................         223,468
                                                                ------------
    Total Expenses..........................................       1,434,668
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 11,998,822
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (3,180,995)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (4,368,777)
  End of the Period.........................................     (11,451,630)
                                                                ------------
Net Unrealized Depreciation During the Period...............      (7,082,853)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(10,263,848)
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  1,734,974
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................... $      11,998,822     $ 12,475,409
Net Realized Gain/Loss.........................        (3,180,995)         416,102
Net Unrealized Depreciation During the
  Period.......................................        (7,082,853)      (8,317,008)
                                                -----------------     ------------
Change in Net Assets from Operations...........         1,734,974        4,574,503
                                                -----------------     ------------
Distributions from and in Excess of Net
  Investment Income:
  Common Shares................................        (9,158,353)      (9,624,412)
  Preferred Shares.............................        (3,006,220)      (3,245,532)
                                                -----------------     ------------
Total Distributions............................       (12,164,573)     (12,869,944)
                                                -----------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       (10,429,599)      (8,295,441)
NET ASSETS:
Beginning of the Period........................       139,204,539      147,499,980
                                                -----------------     ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($380,691) and $147,635, respectively)....... $     128,774,940     $139,204,539
                                                =================     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                      -------------------------------------------
                                       1999      1998     1997     1996     1995
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................      $ 5.864   $6.469   $6.346   $6.186   $5.623
                                      -------   ------   ------   ------   ------
  Net Investment Income.........         .875     .910     .930     .946     .982
  Net Realized and Unrealized
    Gain/Loss...................        (.748)   (.576)    .131     .147     .537
                                      -------   ------   ------   ------   ------
Total from Investment
  Operations....................         .127     .334    1.061    1.093    1.519
                                      -------   ------   ------   ------   ------
Less Distributions from and in
  Excess of Net Investment
  Income:
  Paid to Common Shareholders...         .668     .702     .702     .702     .702
  Common Share Equivalent of
    Distributions Paid to
    Preferred Shareholders......         .219     .237     .236     .231     .254
                                      -------   ------   ------   ------   ------
Total Distributions.............         .887     .939     .938     .933     .956
                                      -------   ------   ------   ------   ------
Net Asset Value, End of the
  Period........................      $ 5.104   $5.864   $6.469   $6.346   $6.186
                                      =======   ======   ======   ======   ======
Market Price Per Share at End of
  the Period....................       $4.500   $6.375   $7.375   $6.750   $6.375
Total Investment Return at
  Market Price (a)..............      (21.20%)  (4.33%)  20.29%   17.34%   29.17%
Total Return at Net Asset
  Value (b).....................       (1.60%)   1.35%   13.69%   14.86%   23.70%
Net Assets at End of the Period
  (In millions).................       $128.8   $139.2   $147.5   $145.8   $143.6
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares**...............        1.92%    1.85%    1.76%    1.87%    1.92%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common
  Shares (c)....................       12.09%   10.77%   10.90%   11.58%   12.16%
Portfolio Turnover..............          57%      65%     102%      92%     119%
** Ratio of Expenses to Average
   Net Assets Including
   Preferred Shares.............        1.07%    1.09%    1.05%    1.11%    1.12%

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(c) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

Year Ended December 31,
--------------------------------------------------
       1994      1993     1992     1991     1990
--------------------------------------------------
      $ 6.735   $6.228   $5.924   $4.603   $ 7.488
      -------   ------   ------   ------   -------
        1.002    1.109    1.206    1.150     1.566
        (.975)    .526     .174    1.282    (2.866)
      -------   ------   ------   ------   -------
         .027    1.635    1.380    2.432    (1.300)
      -------   ------   ------   ------   -------
         .954     .990     .908     .840     1.083
         .185     .138     .168     .271      .502
      -------   ------   ------   ------   -------
        1.139    1.128    1.076    1.111     1.585
      -------   ------   ------   ------   -------
      $ 5.623   $6.735   $6.228   $5.924   $ 4.603
      =======   ======   ======   ======   =======
      $ 5.500   $8.125   $7.250   $6.875   $ 4.125
      (23.22%)  26.12%   18.67%   92.24%   (32.91%)
       (2.54%)  25.46%   21.36%   48.77%   (26.20%)
      $ 135.9   $151.1   $144.2   $140.0   $ 121.9
        1.96%    1.72%    1.87%    2.51%     2.10%
       13.31%   14.66%   16.48%   15.86%    17.24%
         110%      99%     109%      78%       57%
        1.16%    1.04%    1.11%    1.42%     1.90%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. As of April 1, 1999, through a resolution approved by the Board of Trustees, the Trust may invest up to 35 percent of its total assets in securities of foreign issuers. The Trust commenced investment operations on January 26, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1999, there were no when issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of

                               December 31, 1999
--------------------------------------------------------------------------------

the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, the Trust had an accumulated capital loss carry forward for tax purposes of $5,083,598 which expires between December 31, 2002 and December 31, 2007. Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $138,029,090; the aggregate gross unrealized appreciation is $1,049,218 and the aggregate gross unrealized depreciation is $12,524,887, resulting in net unrealized depreciation on long- and short-term investments of $11,475,669.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent differences of $19,427,104 relating to a portion of the capital loss carryforward that expired during the period was reclassified from accumulated net realized loss to capital and $362,575 relating to fee income was reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss.

                               December 31, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    For the year ended December 31, 1999, the Trust recognized expenses of approximately $5,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended December 31, 1999, the Trust recognized expenses of approximately $61,600 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $69,711,645 and $68,787,979, respectively.

4. AUCTION MARKET PREFERRED SHARES

The Trust has outstanding 588 shares of Auction Market Preferred Shares ("AMPS") at a liquidation value of $100,000 per share. Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on December 31, 1999, was 6.249%. During the year ended December 31, 1999, the rates ranged from 4.640% to 6.249%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The AMPS are redeemable at the option of the Trust in whole or in part at a price of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the AMPS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen High Income Trust:

    We have audited the accompanying statement of assets and liabilities of Van Kampen High Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Income Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP
Chicago, Illinois
February 4, 2000

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE
If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW
You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                          VAN KAMPEN HIGH INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

THEODORE A. MYERS

RICHARD F. POWERS, III* - Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President and
  Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer,
  and Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees, the selection of independent public accountants and the approval of the Preferred Share split and simultaneous reduction of the liquidation preference per Preferred Share of the Trust.
    1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                       # OF SHARES
                                                  ----------------------
                                                   IN FAVOR     WITHHELD
------------------------------------------------------------------------
David C. Arch.................................... 11,667,810     124,368
Howard J Kerr.................................... 11,667,710     124,468
Dennis J. McDonnell.............................. 11,667,110     125,068

    The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Steven Muller**, Theodore A. Myers, Don G. Powell*, Hugo F. Sonnenschein and Wayne W. Whalen.

    2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 11,622,706 shares voted in favor of the proposal, 55,980 shares voted against and 114,035 shares abstained.

    3) With regards to the proposal to approve the Preferred Share split and simultaneous reduction of the liquidation preference per Preferred Share, the Meeting was adjourned until July 7, 1999, July 28, 1999, and August 18, 1999 at which time it was determined that it was in the best interest of the Trust to discontinue efforts to obtain the vote and adjourn with respect to the Preferred Shares of this proposal.

 * On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.
** On December 31, 1999, Steven Muller resigned from the Board of Trustees.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.